UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 1, 2001


                           PROMEDCO MANAGEMENT COMPANY
             (Exact name of registrant as specified in its charter)

       Delaware                         0-21373                75-2529809
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)          Identification No.)

                             801 Cherry Street, Suite 1450 76102
                    (Address of principal executive offices) (Zip code)

          Registrant's telephone number, including area code (817) 335-5035


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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PROMEDCO MANAGEMENT COMPANY



                                      By:      /s/ ROBERT D. SMITH
                                        ---------------------------------------
                                                     Robert D. Smith
                                             Senior Vice President-Finance